
DASHBOARD
Hi Lisa,
PREVENTATIVE SERVICES
Ready An Agent
Track Me On The Go
Send Me A Car
Roadside Assistance
Video Monitor Me
Security Check
Telemedicine
Bodyguard
URGENT SERVICES
DIAL 911
SIREN

THE REVOLUTION IS HERE:
AI-Powered Preventative Personal Security

Our Bond - NASDAQ OBAI

Update & Insights

Forward-looking statements disclaimer

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the caption “Item 1A. Risk Factors” in Part II of our most recent Quarterly Report on Form 10-Q, or under the caption “Item 1A. Risk Factors” in Part I of our Annual Report on Form 10-K, and in our other filings with the SEC, copies of which are available on the SEC's website at www.sec.gov. Our Bond, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise that occur after the date of this release, except as required by law.

AGENDA

1. Vision
2. Reminder of the Problem & Unique Bond Solution
3. Status
4. Summary
5. Q&A

Vision: Bond will become the Amazon of Private Sector Security

Global Leader of $438 Billion Safety, Security and Peace-Of-Mind Market

Pioneering a Solution to a Persistent Problem that's experienced by Billions

- A Trusted Guardian
- A global provider of safety, security & peace-of-mind to consumers and/or employees
- Uniquely addressing a personal security gap that is experienced by humans globally
- Combining novel technologies and AI, operational excellence, and preserving privacy
- Eventually, as prevalent as insurance



Bond will become the recognized global leader of personal safety and security
Google
facebook
bond
amazon
Self-Actualization
achieving one's full potential, including creative activities
Esteem Needs
prestige, feeling of accomplishment
Belongingness & Love Needs
intimate relationships, friends
Safety Needs
security, safety
Physiological Needs
food, water, warmth, rest
Self-Fulfillment Needs
Psychological Needs
Basic Needs

Democratizing Personal Security:
New Paradigm of AI-Powered **Preventative** Personal Security for All

Bond is your Personal Security Companion 24/7 Everywhere
You Are Never Alone Again

The Largest and Most Forward-Thinking Corporations Adopted Bond for Employees





9:41
DASHBOARD
LOCATION SERVICES
Hi Lisa,
in New York, NY
VIEW
PREVENTATIVE SERVICES
Ready An Agent
Track Me On The Go
Send Me A Car
Roadside Assistance
Video Monitor Me
Security Check
Telemedicine
Bodyguard
SECURITY AGENT
Chat
Call
Video
URGENT SERVICES
SOS
DIAL 911
SIREN

We Took A Page From Preventative Medicine: How Bond is Transforming Personal Safety

> 1.25 million security service request handled, including >10,000 emergencies and life saving situations

STATUS

Status

- Massive TAM >$400 Billion
- Proven Operationally
  - Technology
  - Saves lives and delivers on the promise
  - High end-user satisfaction
  - High executive (Chief Security Officer) satisfaction
- Proven Commercially
  - Largest and most sophisticated corporations in the world are customers, as well as cities and universities
  - Positive economics (at scale, high margin)
  - Positive ROI delivered to corporations that offer Bond to employees
- No direct competition observed
  - Recognized as sole-source supplier for its AI-Powered Preventative Personal Security platform in government deals
- Significant moat
  - Over $100M invested in the development of the platform
  - High degree of combined technological innovation and operational complexity
- 2025 dedicated to preparations for going public and investments in strategic initiatives that will start to drive hyper growth in the 2nd quarter of 2026 – and into the future
  - In Q1 2026, Initiated investments in marketing and multi-channel expansion across markets
  - Announced yesterday a B2B2G channel win of great precedent-setting proportion: a city funding Bond for all 270,000 residents
  - Announced today being awarded a deal of over $3M annual recurring revenue, with potential to expand to $50M
  - Announced on Tuesday that investors expressed confidence by converting $3.3M of debt into equity at 4x valuation

We strongly believe that Bond is very well positioned and will be one of the most impactful companies in the world from people’s livelihood perspective.
Also, from a financial perspective.

SUMMARY

Summary:

- TAM: Opportunity to address a massive problem that affects billions globally
- Uniquely positioned technologically and operationally, with significant moat (defensibility)
- Management believes that there is extreme and extraordinary temporary misalignment between the value of the company and the price per share
- Management believes that this is a result of the idiosyncrasies of going public via direct listing and is a matter of time and results for the market to understand and appreciate the Bond value
- Management is confident that Bond will be one of the most impactful companies in the world in terms of people's livelihood. Also, financially

THANK YOU

NASDAQ OBAI

e-mail: InvestorRelations@OurBond.com

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